UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2024

TECHTARGET, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42428	99-2218610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Grove Street
Newton, Massachusetts	02466
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 431-9200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	TTGT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)  Dismissal of Independent Registered Public Accounting Firms

Stowe & Degon, LLC (“Stowe & Degon”), served as the independent registered public accounting firm of TechTarget, Inc. (formerly known as Toro CombineCo, Inc.) (“New TechTarget”) and TechTarget Holdings Inc. (formerly known as TechTarget, Inc.) (the “Company”) prior to the consummation, as previously disclosed, of the transactions completed on December 2, 2024 pursuant to the Agreement and Plan of Merger, dated as of January 10, 2024, by and among the Company, New TechTarget, Toro Acquisition Sub, LLC, Informa PLC (“Informa”), Informa US Holdings Limited, and Informa Intrepid Holdings Inc. On December 18, 2024, the Audit Committee of the Board of Directors of New Tech Target (the “Audit Committee”) approved the decision to change New TechTarget’s independent registered public accounting firm (as discussed further below) and to dismiss Stowe & Degon as the independent registered public accounting firm of New TechTarget and the Company.

The reports of Stowe & Degon on the financial statements of the Company for the fiscal years ended December 31, 2023 and 2022 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company’s fiscal years ended December 31, 2023 and 2022 and the subsequent interim period through December 18, 2024, and during New TechTarget’s interim period from January 4, 2024 (inception) through December 18, 2024, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and New TechTarget, on the one hand, and Stowe & Degon, on the other hand, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Stowe & Degon would have caused it to make reference to the subject matter of the disagreements in its reports on the Company’s or New TechTarget’s financial statements for such years.

During the Company’s fiscal years ended December 31, 2023 and 2022 and the subsequent interim period through December 18, 2024, and during New TechTarget’s interim period from January 4, 2024 (inception) through December 18, 2024, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

PricewaterhouseCoopers LLP (London, United Kingdom) (“PwC UK”) was engaged by Informa on April 4, 2024 as the independent registered public accounting firm of the Informa Tech Digital Businesses of Informa PLC (the “Predecessor”) to audit the combined financial statements of the Predecessor as of December 31, 2023 and 2022 and for each of the three years in the period ended December 31, 2023.

As part of the engagement acceptance process, PwC UK completed an independence assessment to evaluate the services and relationships with the Predecessor and its affiliates that may bear on PwC UK’s independence under the SEC and PCAOB independence rules for the audit period commencing January 1, 2021. As described below, certain business relationships were found to exist within the audit period which are not in accordance with the auditor independence standards of Regulation S-X and the PCAOB:

•

From January 1, 2021 through February 6, 2024, a business relationship existed between PricewaterhouseCoopers LLP (Boston, Massachusetts) (“PwC US”) and a wholly owned subsidiary of Informa whereby the subsidiary gathered data and performed initial analyses of data for PwC’s Entertainment & Media Outlook publication and provided helpdesk support to external subscribers of that publication.

•

From January 1, 2021 through November 2023, a business relationship existed between PwC UK and a wholly owned subsidiary of Informa whereby PwC UK previously co-sponsored, with other organizations, a financial reporting conference organized by the subsidiary, and whereby PwC UK worked with the subsidiary to determine the agenda and provided speakers free of charge.

Both of these business relationships were terminated prior to the commencement of PwC UK’s professional engagement period for the audits of the combined financial statements of the Predecessor and were permissible under the International Ethics Standards Board for Accountants Code of Ethics and FRC Ethical Standard, which are the local independence rules in the UK.

PwC UK provided an overview of the facts and circumstances surrounding the business relationships to the audit committee (“Informa Audit Committee”) and management team of Informa, including the entities involved, the nature of the business relationships, the period over which relationships existed, and an approximation of the fees earned related to the business relationships and other relevant factors.

The relationships were not significant to any party, did not place PwC UK in a position of auditing its own work, did not result in PwC UK acting as management or an employee of the Predecessor and did not place PwC UK in a position of being an advocate for the Predecessor.

Considering the facts presented, the audit committee of the Company, the Informa Audit Committee and PwC UK concluded (i) that the business relationships did not and would not impair PwC UK’s application of objective and impartial judgment on any matter encompassed within PwC UK’s audit of the financial statements described above, and (ii) that no reasonable investor would conclude otherwise.

On December 18, 2024, as part of the Audit Committee’s decision to change New TechTarget’s independent registered public accounting firm (as discussed further below), it dismissed PwC UK.

The reports of PwC UK on the financial statements of the Predecessor for the fiscal years ended December 31, 2023 and 2022 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the Predecessor’s fiscal years ended December 31, 2023 and 2022 and the subsequent interim period through December 18, 2024, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Predecessor and PwC UK on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC UK, would have caused it to make reference to the subject matter of the disagreements in its reports on the Predecessor’s financial statements for such years.

During the Predecessor’s two most recent fiscal years and the subsequent interim period from January 1, 2024 through December 18, 2024, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except for the material weaknesses in the Predecessor’s internal control over financial reporting which related to: (i) the Predecessor’s lack of formal documented policies and procedures and inadequate design and performance of controls over financial reporting, including documented evidence and level of precision in the execution of controls across significant business processes; (ii) ineffective IT general control environment including lack of segregation of duties, supporting the financial reporting systems that do not utilize the Predecessors’ main enterprise resource planning systems of SAP and Oracle; and (iii) the lack of sufficient resources with the appropriate level of technical U.S. GAAP accounting knowledge, experience and training to ensure proper accounting for complex, non-routine transactions required for accurate and timely financial reporting, identified during the preparation of the Predecessor’s financial statements. This reportable event was discussed among the Informa Audit Committee and PwC UK. PwC UK has been authorized by Informa to respond fully to the inquiries of the successor independent registered public accounting firm of New TechTarget concerning this reportable event.

New TechTarget has provided Stowe & Degon and PwC UK with a copy of the foregoing disclosures and has requested that Stowe & Degon and PwC UK each furnish New TechTarget with a letter addressed to the SEC stating whether Stowe & Degon and PwC UK agree with the statements concerning their firms made by New TechTarget set forth above. A copy of Stowe & Degon’s letter, dated December 19, 2024, is filed as Exhibit 16.1 to this Current Report on Form 8-K. A copy of PwC UK’s letter, dated December 19, 2024, is filed as Exhibit 16.2 to this Current Report on Form 8-K.

(b)  New Independent Registered Public Accounting Firm

On December 18, 2024, the Audit Committee engaged PwC US as New TechTarget’s new independent registered public accounting firm to audit New TechTarget’s consolidated financial statements for the year ended December 31, 2024.

As part of the engagement acceptance process, PwC US completed an independence assessment to evaluate the services and relationships with New TechTarget and its affiliates that may bear on PwC US’s independence under the SEC and PCAOB independence rules for the audit period commencing January 1, 2024. As described above, the following business relationship was found to exist within the audit period which is not in accordance with the auditor independence standards of Regulation S-X and the PCAOB:

•

From January 1, 2021 through February 6, 2024, a business relationship existed between PwC US and a wholly owned subsidiary of Informa whereby the subsidiary gathered data and performed initial analyses of data for PwC’s Entertainment & Media Outlook publication, and provided helpdesk support to external subscribers of that publication.

This business relationship was terminated prior to the commencement of PwC US’s professional engagement period for the audit of the consolidated financial statements of New TechTarget for the year ending December 31, 2024.

PwC US provided an overview of the facts and circumstances surrounding the business relationship to the Audit Committee and management team of New TechTarget, including the entities involved, the nature of the business relationship, the period over which the relationship existed, and an approximation of the fees earned related to the business relationship and other relevant factors.

The relationship was not significant to any party, did not place PwC US in a position of auditing its own work, did not result in PwC US acting as management or an employee of New TechTarget and did not place PwC US in a position of being an advocate for New TechTarget.

Considering the facts presented, the Audit Committee and PwC US concluded (i) that the business relationship did not and would not impair PwC US’s application of objective and impartial judgment on any matter encompassed within PwC US’s audit of the consolidated financial statements described above, and (ii) that no reasonable investor would conclude otherwise.

During the period from January 4, 2024 (inception) through December 18, 2024, New TechTarget has not consulted with PwC US regarding any of the matters described in S-K 304(a)(2)(i) or S-K 304(a)(2)(ii).

PwC US served as a component auditor of the Predecessor and reported on such work to PwC UK for the audits of the combined financial statements of the Predecessor as of December 31, 2023 and 2022 and for each of the three years in the period ended December 31, 2023. During the fiscal years ended December 2023 and 2022 and for the subsequent interim period through December 18, 2024, the Predecessor has not consulted with PwC US regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the financial statements of New TechTarget, and neither a written report nor oral advice was provided to the Predecessor that PwC US concluded was an important factor considered by New TechTarget in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K), other than those matters in the ordinary course of the audit of the Predecessor.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibit

16.1	Letter from Stowe & Degon, LLC.

16.2	Letter from PricewaterhouseCoopers LLP (London, United Kingdom).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHTARGET, INC.

	By:	/s/ Charles D. Rennick
Dated: December 19, 2024	Name:	Charles D. Rennick
	Title:	Vice President, General Counsel, and Corporate Secretary